UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

GROM SOCIAL ENTERPRISES, INC.

(Name of Registrant as Specified in Its Charter)

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(1)              Title of each class of securities to which transaction applies:

(2)              Aggregate number of securities to which transaction applies:

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☐                Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2060 NW Boca Raton Blvd., Suite #6
Boca Raton, FL 33431

NOTICE OF ACTION BY WRITTEN CONSENT OF STOCKHOLDERS
AND INFORMATION STATEMENT

December 1, 2023

Dear Shareholders:

The enclosed Information Statement is being furnished to the holders of record of the shares of the common stock, with a par value of $0.001 per share (the “Common Stock”), and Series C 8% convertible preferred stock, with a par value of $0.001 per share (the “Series C Stock”), of Grom Social Enterprises, Inc., a Florida corporation (the “Company”), as of the close of business on the record date, November 8, 2023 (the “Record Date”). The purpose of this Information Statement is to notify our shareholders that on November 20, 2023, the Company received a written consent in lieu of a meeting (the “Board Consent”) from the members of the board of directors of the Company (the “Board”) and on November 21, 2023, the Company received a written consent in lieu of a meeting from the holders of approximately 77% of the voting stock (the “Consenting Shareholders”) of the Company (the “Shareholder Consent”, and together with the Board Consent, the “Written Consents”).

On November 9, 2023, the Company entered into a Securities Purchase Agreement (as amended on November 20, 2023, the “SPA”) with Generating Alpha Ltd., a Saint Kitts and Nevis Corporation (the “Investor”) pursuant to which the Company has agreed to sell two convertible promissory notes of the Company (each, a “Note” and collectively, the “Notes”), with each Note having an initial principal amount of $4,000,000, for a price of $3,640,000 per Note. In connection with the purchase and sale of the Notes, the Company has agreed to issue to the Investor warrants (each, a “Warrant” and collectively, the “Warrants”) to acquire a total of 3,028,146 shares of the Common Stock (the issuance of the Warrants together with the purchase and sale of the Notes, the “Transactions”).

The Written Consents approved the SPA and the Transactions.

You are urged to read this Information Statement in its entirety for a description of the actions taken by the Consenting Shareholders of the Company. The actions will become effective on a date that is not earlier than twenty (20) calendar days after this Information Statement is first mailed to our shareholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The enclosed Information Statement is being furnished to you to inform you that the foregoing actions have been approved by the Consenting Shareholders. Because the Consenting Shareholders have voted in favor of the foregoing actions, and have sufficient voting power to approve such actions, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement. The Board is not soliciting your proxy, and proxies are not requested from shareholders.

This Information Statement is being mailed on or about December 1, 2023 to shareholders of record on the Record Date.

Sincerely,

/s/ Darren Marks
Darren Marks
Chief Executive Officer

2060 NW Boca Raton Blvd., Suite #6

Boca Raton, Florida 33431

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C-2 THEREUNDER

_____________________________________

NO VOTE OR OTHER ACTION OF THE COMPANY’S SHAREHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

The enclosed Information Statement is being furnished to the holders of record of the shares of the common stock, with a par value of $0.001 per share (the “Common Stock”), and Series C 8% convertible preferred stock, with a par value of $0.001 per share (the “Series C Stock”), of Grom Social Enterprises, Inc., a Florida corporation (the “Company”), as of the close of business on the record date, November 8, 2023 (the “Record Date”). The purpose of this Information Statement is to notify our shareholders that on November 20, 2023, the Company received a written consent in lieu of a meeting (the “Board Consent”) from the members of the board of directors of the Company (the “Board”) and on November 21, 2023, the Company received a written consent in lieu of a meeting from the holders of approximately 77% of the voting stock (the “Consenting Shareholders”) of the Company (the “Shareholder Consent”, and together with the Board Consent, the “Written Consents”).

On November 9, 2023, the Company entered into a Securities Purchase Agreement (as amended on November 20, 2023, the “SPA”) with Generating Alpha Ltd., a Saint Kitts and Nevis Corporation (the “Investor”) pursuant to which the Company has agreed to sell two convertible promissory notes of the Company (each, a “Note” and collectively, the “Notes”), with each Note having an initial principal amount of $4,000,000, for a price of $3,640,000 per Note. In connection with the purchase and sale of the Notes, the Company has agreed to issue to the Investor warrants (each, a “Warrant” and collectively, the “Warrants”) to acquire a total of 3,028,146 shares of the Common Stock (the issuance of the Warrants together with the purchase and sale of the Notes, the “Transactions”).

The Written Consents approved the SPA and the Transactions.

The actions will become effective on a date that is not earlier than twenty (20) calendar days after this Information Statement is first mailed to our shareholders.

Because the Consenting Shareholders have voted in favor of the foregoing actions, and have sufficient voting power to approve such actions, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement. The Board is not soliciting proxies in connection with the adoption of these actions, and proxies are not requested from shareholders.

In accordance with our bylaws, our Board has fixed the close of business on November 8, 2023 as the record date for determining the shareholders entitled to notice of the above noted actions. This Information Statement is being mailed on or about December 1, 2023 to shareholders of record on the Record Date.

Under Florida law, shareholders have no appraisal or dissenters’ rights in connection with the matters described in this Information Statement and we will not independently provide our shareholders with any such right.

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VOTE REQUIRED; MANNER OF APPROVAL

Approval to authorize the Board to implement the SPA and the Transactions requires the affirmative vote of the holders of a majority of the voting power of the Company.  In accordance with the Company’s bylaws, the Board has fixed November 8, 2023, as the Record Date for determining the shareholders entitled to vote or give written consent.

As of the Record Date, there were (i) 1,967,829 shares of Common Stock outstanding, with each share of Common Stock entitled to one vote, (ii) no shares of Series A preferred stock and Series B preferred stock outstanding, and (iii) 9,281,809 shares of Series C Stock outstanding. The holders of Series C Stock vote together as a single class with the holders of the Common Stock and the holders of any other class or series of shares entitled to vote with the Common Stock. Darren Marks, Chief Executive Officer and Chairman of the Board, holds proxies from holders of approximately 88% of the shares of Series C Stock granting Mr. Marks the power to vote all of the shares held by such holders of Series C Stock until May 20, 2025. As a result, as of the Record Date, Mr. Marks has 77.3% of the Company’s combined voting power. On November 21, 2023, by delivery of the Shareholder Consent, Mr. Marks and other Consenting Shareholders approved the SPA and the Transactions, by providing written consents as to 3,716 votes and 12,730,976 votes, respectively, representing an aggregate of 12,734,692 votes, or approximately 77% of the voting capital of the Company. Accordingly, the majority of votes necessary to authorize the SPA and the Transactions was received.

No other shareholder consents will be solicited in connection with the transactions described in this Information Statement. The Board is not soliciting proxies in connection with the adoption of these proposals, and proxies are not requested from shareholders.

Under Section 607.0704 of the Florida Business Corporation Act (“FBCA”), shareholders may take action without a meeting of the shareholders, and without prior notice, if a consent or consents in writing, setting forth the action so taken, is signed by the holders of the outstanding voting shares holding not less than the minimum number of votes that would be necessary to approve such action at a shareholders meeting. The action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the Company. This Information Statement constitutes notice to you under Section 607.0704 of the FBCA of the actions taken by the Written Consents. On November 20, 2023, the Board, and on November 21, 2023, the Consenting Shareholders executed and delivered to the Company their respective Written Consents. Accordingly, in compliance with the FBCA, at least a majority of the total voting stock of the Company have approved the SPA and the Transactions. As a result, no vote or proxy is required by the shareholders to approve the adoption of such actions.

This Information Statement is being furnished to all holders of the Company’s Common Stock and Series C Stock pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, solely for the purpose of informing shareholders of these corporate actions before they take effect. In accordance with Exchange Act Rule 14c-2, the Shareholder Consent will become effective no sooner than 20 calendar days following the mailing of this Information Statement.

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THE SPA AND THE TRANSACTIONS

General

On November 9, 2023, the Company entered into a Securities Purchase Agreement (as amended on November 20, 2023, the “SPA”) with Generating Alpha Ltd., a Saint Kitts and Nevis Corporation (the “Investor”) pursuant to which the Company has agreed to sell two convertible promissory notes of the Company (each, a “Note” and collectively, the “Notes”), with each Note having an initial principal amount of $4,000,000, for a price of $3,640,000 per Note. In connection with the purchase and sale of the Notes, the Company has agreed to issue to the Investor warrants (each, a “Warrant” and collectively, the “Warrants”) to acquire a total of 3,028,146 shares of the Common Stock (the issuance of the Warrants together with the purchase and sale of the Notes, the “Transactions”). Capitalized words and phrases not otherwise defined herein have the meanings assigned thereto in the SPA.

Note Terms

The Note in the aggregate principal amount of $4,000,000 has five (5) year maturity with an interest at nine (9) percent per calendar year and carries a nine (9) percent of original issue discount. The Company has agreed to make amortization payments each month in the amount of $83,033.42 in cash or in kind.

The Note is convertible at the discretion of the Investor into Common Stock at a price of $1.50. The Investor may choose the alternate conversion price equal to 85% of the average of the three lowest trading prices during the previous ten (10) trading day period ending on the latest complete trading day prior to notice of conversion.

The conversion price is subject to full ratchet anti-dilution protections in the event that the Company issues any Common Stock at a per share price (each a “Dilutive Price”) lower than the conversion price then in effect, provided, however, that Investor shall have the sole discretion in deciding whether to utilize such Dilutive Price instead of the conversion price otherwise in effect at the time of the respective conversion.

In the event of default, the conversion price shall be equal to seventy (70) percent multiplied by the lower of (i) the lowest intraday trading price in the forty (40) trading days prior to the applicable conversion date or (ii) the lowest closing bid price in the forty (40) trading days prior to the applicable conversion date.

Warrant Terms

Pursuant to the SPA, the issuance of the Notes and the Warrants shall occur at two closings (the “First Closing” and the “Second Closing”, each a “Closing”). The Warrants to be issued at the First Closing shall be (i) a Warrant for 757,036 shares of Common Stock with an exercise price of $1.78 per share of Common Stock and (ii) a Warrant for 757,036 shares of Common Stock with an exercise price of $.001 per share of Common Stock (together, the “First Closing Warrants”). The Warrants to be issued at the Second Closing shall be (i) a Warrant for 757,036 shares of Common Stock with an exercise price of $1.78 per share of Common Stock and (ii) a Warrant for 757,036 shares of Common Stock with an exercise price of $.001 per share of Common Stock (together, the “Second Closing Warrants”).

Subject to the terms and conditions set forth in the SPA, the First Closing shall occur on the first business day following the receipt of the Shareholder Approval, and the Second Closing shall occur thirty-five (35) business days following the date that the Registration Statement (as defined below) has been declared effective by the Securities and Exchange Commission (the “SEC”).

Registration Rights

Pursuant to the Registration Rights Agreement (the “Registration Rights Agreement”), the Company is required to file a registration statement (the “Registration Statement”) with the SEC five (5) days following the date that the Shareholder Approval has been obtained, and go effective no later than the sixtieth (60th) calendar day following the filing date, provided, however, that in the event the Company is notified by the SEC that the Registration Statement will not be reviewed or is no longer subject to further review and comments, the effectiveness date as to such Registration Statement shall be the fifth (5th) trading day following the date on which the Company is so notified if such date precedes the dates otherwise required above.

Shareholder Approval

Pursuant to the SPA, the Company has agreed to secure shareholder approval (the “Shareholder Approval”) for the SPA and the Transactions at a special meeting or via a written consent in lieu of a meeting.

Accordingly, the Board of Directors has solicited the Shareholder Approval to comply with the terms of the SPA in connection with the Transactions.

No Appraisal Rights

Under the FBCA, our shareholders are not entitled to appraisal rights with respect to the SPA or the Transactions, and we will not independently provide our shareholders with any such rights.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of November 8, 2023, the number of shares of Common Stock and Series C Stock beneficially owned by (i) each person, entity or group (as that term is used in Section 13(d)(3) of the Exchange Act) known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock or Series C Stock; (ii) each of our directors; (iii) each of our executive officers; and (iv) all executive officers and directors as a group. Information relating to beneficial ownership of our Common Stock and Series C Stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person directly or indirectly has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to dispose or direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary interest. Except as noted below, each person has sole voting and investment power with respect to the shares beneficially owned and each stockholder’s address is c/o Grom Social Enterprises, Inc., 2060 NW Boca Raton Blvd., Suite #6, Boca Raton, Florida, 33431.

The percentages below are calculated based on 1,967,829 shares of common stock and 9,281,809 shares of Series C Stock issued and outstanding as of November 8, 2023.

Name of Beneficial Owner	Common Stock		Percentage of Common Stock	Series C Preferred Stock		Percentage of Series C Stock	Combined Voting Power
Executive Officers and Directors:
Darren Marks	1,187	(1)	*	–		–	77.3%	(9)
Melvin Leiner	30	(2)	*	–		–	*
Jason Williams	17		*	–		–	*
Robert Stevens	14	(3)	*	–		–	*
Norman Rosenthal	16	(4)	*	–		–	*
Thomas J. Rutherford	129		*	–		–	*
All officers and directors as a group (6 persons)	1,393	(5)	*	–		–	77.3%	(10)

5% or Greater Holders:
Denis J. Kerasotes 31 Fairview Lane Springfield, Illinois 62711	*	(6)	*	3,816,105	(11)	41.1%	–

Condor Equities, LLC (6) 2535 Webb Girth Road Gainesville, Georgia 30507	*	(8)	*	3,131,300	(11)	33.7%	–

Section 3 Developments (7) 2415 Alta Monte Drive Cedar Park, Texas 78613	*		*	520,000	(11)	5.6%	–

Eileen F. Kerasotes Family Trust (8) 4747 County Road 501 Bayfield, CO 81122	*		*	472,420	(11)	5.0%	–

* Less than 1%

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(1) Represents 1,187 shares of common stock held by Family Tys, LLC (“Family Tys”), of which Mr. Marks is the managing member and over which Mr. Marks has voting and dispositive power. Does not include an aggregate of (i) 8,147,825 shares of Series C Stock (with 1.5625 votes per share, or 12,730,976 votes in the aggregate) and (ii) 2,353 shares of common stock, for which Mr. Marks has a voting proxy until May 20, 2025.

(2) Represents 30 shares of common stock held by 4 Life LLC (“4 Life”), of which Mr. Leiner is the managing member and over which Mr. Leiner has voting and dispositive power. On April 22, 2022, Melvin Leiner resigned from his positions as the Company’s Chief Operating Officer, Executive Vice President and Director.

(3) Represents shares held by Thistle Investments, LLC, of which Mr. Stevens is managing member and over which Mr. Stevens has sole voting and dispositive power.

(4) Represents shares held by Tempest Systems, Inc., of which Mr. Rosenthal is chief executive officer and over which Mr. Rosenthal has sole voting and dispositive power.

(5) Does not include an aggregate of (i) 8,147,825 shares of Series C Stock (with 1.5625 votes per share, or 12,730,976 votes in the aggregate), and (ii) 2,353 shares of common stock, for which Mr. Marks has a voting proxy until May 20, 2025.

(6) Dale Nabb, manager of Condor Equities, LLC (“Condor”), has sole voting and dispositive power of the shares held by Condor.

(7) Michael Tapajna, chief executive officer of Section 3 Developments, Inc. (“Section 3”), has sole voting and dispositive power of the shares held by Section 3.

(8) John G. Kerasotes, as trustee of the Eileen F. Kerasotes Trust, has sole voting and dispositive power over the shares held by such Trust.

(9) Based upon (i) 1,187 shares of common stock held by Family Tys of which Mr. Marks is the managing member and over which Mr. Marks has voting and dispositive power and (ii) the voting rights to an aggregate of (A) 2,353 shares of common stock held by certain holders of our Series C Stock, and (B) 8,147,825 shares of Series C Stock, having the right to 1.5625 votes for each share of Series B Stock for which Mr. Marks has a voting proxy until May 20, 2025.

(10) Includes 9,281,809 shares of Series C Stock (with 1.5625 votes per share, or 14,502,827 votes in the aggregate).

(11) Darren Marks, the Company’s Chief Executive Officer, President, and a director, has the voting rights to such shares of Series C Stock and common stock until May 20, 2025, pursuant to voting proxies from such shareholders.

INTEREST OF CERTAIN PERSONS IN OR IN

OPPOSITION TO MATTERS TO BE ACTED UPON

Except in their capacity as shareholders (which interest does not differ from that of the other holders of Company’s Common Stock), none of our officers, directors or any of their respective affiliates or associates will have any interest in the SPA or the Transactions.

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INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Information Statement, which means that we can disclose important information to you by referring you to other documents that we have filed separately with the SEC. The information incorporated by reference is deemed to be part of this Information Statement. This Information Statement incorporates by reference the following documents:

1.	Our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on April 17, 2023;

2.	Our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023, and September 30, 2023 filed with the SEC on May 17, 2023, August 18, 2023 and November 20, 2023;

3.	Our Proxy Statement on Schedule 14, dated July 10, 2023, filed with the SEC on July 10, 2023; and

4.	Our Current Reports on Form 8-K, dated August 8, 2023, September 7, 2023, September 12, 2023, November 9, 2023, and November 20, 2023, filed with the SEC on August 10, 2023, September 11, 2023, September 12, 2023, November 15, 2023, and November 21, 2023.

WHERE YOU CAN FIND MORE INFORMATION

You may read and copy any reports, statements or other information filed by us at the public reference facilities maintained by the SEC in Room 1590, 100 F Street, N.E., Washington, D.C. 20549. The SEC maintains a website that contains reports, proxy and information statements and other information, including those filed by us, at http://www.sec.gov. You may also access the SEC filings and obtain other information about us through our website, which is http://www.gromsocial.com. The information contained on the website is not incorporated by reference in, or in any way part of, this Information Statement.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The Company will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, within one business day of receipt of such request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein). Requests should be directed to Grom Social Enterprises, Inc. c/o Jason Williams at the below address or telephone number.

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to shareholders who share a single address unless we received contrary instructions from any shareholder at that address. This practice, known as “householding”, is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of this Information Statement to a shareholder at a shared address to which a single copy of this Information Statement was delivered. You may make such a written or oral request by sending a written notification stating (a) your name, (b) your shared address, and (c) the address to which the Company should direct the additional copy of this Information Statement, to Grom Social Enterprises, Inc. c/o Jason Williams at the below address or telephone number. Additionally, if current shareholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to shareholders at the shared address, notification of such request may also be made in the same manner by mail or telephone to the Company’s principal executive offices.

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FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the SEC in its rules, regulations, and releases) representing our expectations or beliefs regarding us. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the SEC.

OTHER MATTERS

The Board knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of the shares of the Company’s voting stock.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT, PLEASE CONTACT:

Grom Social Enterprises, Inc.

2060 NW Boca Raton Blvd., Suite #6

Boca Raton, Florida 33431

(561) 287-5776

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF CERTAIN TRANSACTIONS ENTERED INTO BY THE COMPANY.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board,

/s/ Darren Marks
Darren Marks
Chief Executive Officer

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